EXHIBIT 24(B)(14)(A)

                                POWER OF ATTORNEY

     I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE          DATE
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/s/ James D. Gallagher                  Director   December 1, 2006
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James D. Gallagher

                                POWER OF ATTORNEY

     I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE          DATE
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/s/ Thomas Borshoff                     Director   December 1, 2006
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Thomas Borshoff

                                POWER OF ATTORNEY

     I, James Brockelman, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE          DATE
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/s/ James Brockelman                    Director   December 1, 2006
-------------------------------------
James Brockelman

                                POWER OF ATTORNEY

     I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE          DATE
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/s/ Marc Costantini                     Director   December 1, 2006
-------------------------------------
Marc Costantini

                                POWER OF ATTORNEY

     I, Steven A. Finch, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE          DATE
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/s/ Steven A. Finch                     Director   December 1, 2006
-------------------------------------
Steven A. Finch

                                POWER OF ATTORNEY

     I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE          DATE
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/s/ Ruth Ann Fleming                    Director   December 1, 2006
-------------------------------------
Ruth Ann Fleming

                                POWER OF ATTORNEY

     I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE          DATE
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/s/ Katherine MacMillan                 Director   December 1, 2006
-------------------------------------
Katherine MacMillan

                                POWER OF ATTORNEY

     I, Hugh McHaffie, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE          DATE
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/s/ Hugh McHaffie                       Director   December 1, 2006
-------------------------------------
Hugh McHaffie

                                POWER OF ATTORNEY

     I, Neil M. Merkl, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE          DATE
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/s/ Neil M. Merkl                       Director   December 1, 2006
-------------------------------------
Neil M. Merkl

                                POWER OF ATTORNEY

     I, Bradford J. Race Jr., in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE          DATE
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/s/ Bradford J. Race Jr.                Director   December 1, 2006
-------------------------------------
Bradford J. Race Jr.

                                POWER OF ATTORNEY

     I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE          DATE
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/s/ Diana Scott                         Director   December 1, 2006
-------------------------------------
Diana Scott

                                POWER OF ATTORNEY

     I, Bruce R. Speca., in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE          DATE
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/s/ Bruce R. Speca                      Director   December 1, 2006
-------------------------------------
Bruce R. Speca

                                POWER OF ATTORNEY

     I, Robert L. Ullmann, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-138846

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 1, 2006 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE          DATE
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/s/ Robert L. Ullmann                   Director   December 1, 2006
-------------------------------------
Robert L. Ullmann